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                                                                    Exhibit 99.4


                                14,000,000 SHARES

                        L-3 COMMUNICATIONS HOLDINGS, INC.

                          COMMON STOCK, $.01 PAR VALUE

                             UNDERWRITING AGREEMENT

                                                                   June 24, 2002


LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
SG COWEN SECURITIES CORPORATION
   As Representatives of the several
   Underwriters named in Schedule 1
c/o Lehman Brothers Inc.
790 Seventh Avenue
New York, New York  10019


Ladies and Gentlemen:


         L-3 Communications Holdings, Inc., a Delaware corporation (the "Company"), proposes to sell an aggregate of 14,000,000 shares (the "Firm Stock") of the Company's Common Stock, par value $.01 per share (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters named in
Schedule 1 hereto (the "Underwriters") options to purchase up to an aggregate of 2,100,000 additional shares of the Common Stock on the terms and for the purposes set forth in Section 2 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." As described in the Prospectus (hereinafter defined), the Company will use the net proceeds from the sale of the Stock to repay existing indebtedness, including indebtedness outstanding under its 364-day revolving credit facility and its five-year revolving credit facility (together, the "Senior Credit Facilities"), and, to the extent available, for general corporate purposes, including potential acquisitions. This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters.

         1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

              (a) A registration statement on Form S-3, and amendments No. 1, No. 2, No. 3 and No. 4 thereto on Form S-3/A, with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and


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         Regulations") of the United States Securities and Exchange Commission
         (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph
         (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (such documents referred to herein as the "Exchange Act Documents"), as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. Any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 A.M., New York City time, on the date following this Agreement.

              (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission

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         thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (c) The Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) conforms, and the Prospectus and any further amendments or supplements to the Registration Statement (including, if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto) or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

              (d) The market-related and customer-related data and estimates included or incorporated by reference in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

              (e) The Company and each of its subsidiaries (as defined in Section 15 hereof) have been duly organized and are validly existing as corporations, limited liability companies or limited partnerships, as applicable, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations, limited liability companies or limited partnerships, as applicable, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except for such qualification and good standing the failure of which, individually or in the aggregate, would not result in a material adverse effect on the condition (financial or other), business, prospects, properties, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.


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              (f) Prior to the delivery of the Stock on the First Delivery Date, the Company will have an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus and the issuance of the Stock is not subject to preemptive or similar rights; and (i) approximately 70% of the membership interests in Aviation Communications & Surveillance Systems, LLC, (ii) approximately 90% of the capital stock of Electronic Space Systems (UK) Limited, (iii) 99.99% of the capital stock of ESSCO Collins Limited, (iv) approximately 50% of the membership interests in Arbeitmedizinische Betreungsgesellschaft
         Kieler Bertriebe mbH, (v) approximately 98% of the membership interests in Misure Radioelettriche S.r.l., (vi) approximately 50% of the membership interests in ITel Solutions, LLC, (vii) approximately 53.5% of the capital stock of LogiMetrics, Inc., (viii) approximately 53.5% of the capital stock of Logimetrics FSC, Inc., (ix) approximately 53.5% of the capital stock of mmTECH, Inc., and (x) 100% of the issued shares of capital stock or membership interests of each other subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than (A) liens, encumbrances, equities or claims described in the Prospectus or in the documents incorporated therein by reference, (B) a pledge of such shares to secure the Senior Credit Facilities and (C) such other liens, encumbrances, equities or claims as do not have a Material Adverse Effect.

              (g) Prior to the delivery of the Stock on the First Delivery Date, the unissued shares of the Stock to be issued and sold by the Company to the Underwriters hereunder will have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus and the issuance of the Stock is not subject to preemptive or similar rights.

              (h) The Company and L-3 Communications Corporation (the "Significant Subsidiary") have all necessary corporate right, power and authority to execute and deliver this Agreement and perform their obligations hereunder; and this Agreement and the transactions contemplated hereby have been duly authorized, executed and delivered by the Company and the Significant Subsidiary.

              (i) The execution, delivery and performance of this Agreement by the Company and the Significant Subsidiary and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject that is material to the financial condition or prospects of the Company and its subsidiaries, taken as a whole (collectively, the "Material Agreements"), except for such conflicts, breaches, violations or defaults which, individually, or in the aggregate, would not result in a Material Adverse Effect, nor will such actions result in any violation of the



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         provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries or any material law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, provided, that the provisions for indemnification and contribution hereunder and thereunder may be limited by equitable principles and public policy considerations; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the Significant Subsidiary, as applicable, and the consummation of the transactions contemplated hereby.

              (j) Except as described in the Prospectus or in the documents incorporated therein by reference, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied or rights not exercisable in connection with the Registration Statement) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and all such rights to include such securities in the securities being registered pursuant to the Registration Statement have been waived in a manner consistent with the terms under which they were granted.

              (k) Except as described in the Prospectus or in the documents incorporated therein by reference, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued upon conversion of any outstanding 5.25% Convertible Senior Subordinated Notes due 2009 or any outstanding 4% Senior Subordinated Convertible Contingent Notes due 2011 (CODES) (referred to herein as the "Conversions"), or shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

             (l) Neither the Company nor any of its subsidiaries has incurred, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that would result in a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus or in the documents incorporated therein by reference; and, since such date, there has not been any material change in the capital stock or material increase in the short-term or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving or which would reasonably be expected to involve a



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         Material Adverse Effect, otherwise than as described or contemplated in the Prospectus or in the documents incorporated therein by reference.

              (m) The historical and pro forma financial statements, together with the related notes, set forth or incorporated by reference in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-3 under the Securities Act. The historical consolidated financial statements of the Company and the Significant Subsidiary fairly present the financial position and the results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Prospectus and this Agreement. The other financial and statistical information and data included or incorporated by reference in the Prospectus, historical and pro forma, have been derived from the financial records of the Company (or its predecessors) and, in all material respects, have been prepared on a basis consistent with such books and records of the Company (or its predecessor), except as disclosed therein.

              (n) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the Prospectus and who have delivered the initial letter referred to in Section 7(g) hereof, are independent certified public accountants as required by the Securities Act and the Rules and Regulations promulgated thereunder during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Prospectus.

              (o) The Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Prospectus (or in the documents incorporated therein by reference) or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Prospectus as being held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect (individually or in the aggregate).

              (p) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Prospectus as being owned by them or necessary for the conduct of their business, except as such would not have a Material Adverse Effect (individually or in the aggregate), and the Company is not aware of any pending or threatened claim to


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         the contrary or any pending or threatened challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing which, if determined adversely to the Company and its subsidiaries, would have a Material Adverse Effect (individually or in the aggregate).

              (q) Except as described in the Prospectus or in the documents incorporated therein by reference, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse Effect.

              (r) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

              (s) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

              (t) No material relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as described in the Prospectus or in the documents incorporated therein by reference.

              (u) The Company is not involved in any strike, job action or labor dispute with any group of employees that would have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened.

              (v) Except as disclosed in the Prospectus or in the documents incorporated therein by reference, the Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) subject to Title IV of ERISA for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any such "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") (other than contributions in the normal course which are not in default); and each such "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.


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              (w) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company and its subsidiaries, might have a Material Adverse Effect.

              (x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or other organizational documents,
         (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Agreement or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except as would not, individually or in the aggregate, have a Material Adverse Effect.

              (y) To the best of the Company's knowledge, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; except as such that would not have a Material Adverse Effect.

              (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes"

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         shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

              (aa) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

              (bb) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company in connection with this transaction.

              (cc) The Stock is of a class of equity securities in which there is a "bona fide independent market" within the meaning of Section
         (b)(3) of National Association of Securities Dealers ("NASD") Rule
         2720.

         2. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 14,000,000 shares of the Firm Stock to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Company grants to the Underwriters options to purchase, from time to time, in whole or in part, up to an aggregate of 2,100,000 additional shares of Option Stock. Such options are granted for the purpose of covering over-allotments in the sale of Firm Stock and are exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in
Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $54.90 per share.

         The Company shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

         3. Offering of Stock by the Underwriters.

         Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

         4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Latham & Watkins, 885 Third Avenue New York, New York 10022 at 10:00 A.M., New York City time, on the fourth full business day following the

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date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

         Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

         5. Further Agreements of the Company. The Company agrees:

              (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Representatives, promptly (i) after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and (ii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and, in the case of each of (i) and
         (ii), to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

              (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

              (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:
         (i) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (ii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish (without charge for the 9 month period following the First Delivery Date) to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

              (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

              (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and not to file any such document to which the Representatives shall reasonably object after having been given reasonable notice of the proposed filing thereof;

              (f) As soon as practicable after the Effective Date, (it being understood that the Company shall have until at least 410 days after the end of the Company's current fiscal quarter) to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

              (g) To use its reasonable efforts to take such action as the Representatives may reasonably request from time to time to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions in the United States for as long as may be necessary to complete the sale of the Stock; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or subject;

              (h) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. except for (A) the sale of the Firm Stock and the Option Stock to the Underwriters, (B) the issuance by the Company of options under any of its currently effective stock option or incentive plans or of shares of Common Stock upon the exercise of a currently outstanding option, warrant or right of the conversion of a security outstanding on the date of the Prospectus, (C) the issuance by the Company of shares of Common Stock to its employees or directors or as dividends on its Common Stock or (D) the issuance by the Company of Common Stock as consideration for the purchase of any business or assets; and to cause Messrs. Frank C. Lanza and Robert V. LaPenta to furnish to the Representatives, prior to the date of the Prospectus, a letter or letters, in form and substance satisfactory to counsel for the

         Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by Frank C. Lanza or Robert V. LaPenta, as the case may be, in accordance with the Rules and Regulations of the Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable or exercisable for Common Stock owned by Frank C. Lanza or Robert V. LaPenta on the date hereof or on the date of the completion of the offering of Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, except for transactions with any person other than the Company and its subsidiaries relating to shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock acquired in open market transactions after the completion of the offering of Common Stock described in the Prospectus, and except for the sale by Frank C. Lanza of up to 500,000 shares of Common Stock or the sale by Robert V. LaPenta of up to 500,000 shares of Common Stock, at any time and from time to time beginning on the date of the Prospectus, without the prior written consent of Lehman Brothers Inc.;

              (i) Prior to the Closing Date, to apply for the listing of the Stock on the New York Stock Exchange and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

              (j) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth under "Use of Proceeds" in the Prospectus;

              (k) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder; and

              (l) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Stock, to file a Rule 462(b) Registration Statement with the Commission registering the Stock not so covered in compliance with Rule 462(b) by 10:00 A.M., New York City time, on the date following this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

         6. Expenses. The Company agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the

Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(g) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (g) all other costs and expenses incident to the performance of the obligations of the Company; provided that (x) the Company and the Underwriters will bear their own "road show" expenses and (y) the Company on the one hand, and the Underwriters on the other hand, will each bear one half of the cost of the charter aircraft used in connection with the "road show" relating to the offering of Common Stock described in the Prospectus.

         7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

              (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and any 462(b) Registration Statement required by this Agreement to be filed shall have been so filed and become effective.

              (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of any fact which is material or omits to state any fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) Simpson Thacher & Bartlett shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit A.

              (e) Christopher C. Cambria, General Counsel of the Company, shall have furnished to the Representatives his written opinion, as General Counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                   (i) Other than as set forth in the Prospectus or the
              documents incorporated therein by reference, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                   (ii) To such counsel's knowledge, the Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Prospectus or the documents incorporated therein by reference as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Prospectus or the documents incorporated therein by reference or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Prospectus or the documents incorporated therein by reference as being held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect (individually or in the aggregate);

                   (iii) To such counsel's knowledge and except as otherwise
              disclosed in the Prospectus or the documents incorporated therein by reference, there are no legal or governmental proceedings pending or threatened, against the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse Effect;

                   (iv) To such counsel's knowledge and except as otherwise
              disclosed in the Prospectus or in the documents incorporated therein by reference there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such person's securities in the securities registered pursuant to the Registration Statement; and

                   (v) None of the issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company and the Significant Subsidiary with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby requires any consent, approval, authorization or other order of, or registration or filing with, any federal court, federal regulatory body, federal administrative agency or other federal governmental official having authority over government procurement matters (provided, that the opinion in this paragraph (v) may be delivered by other counsel reasonably satisfactory to the Representatives).

              (f) The Representatives shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

              (g) At the time of execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and the Company dated the date hereof
         (i) confirming that they are independent certified public accountants within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of PricewaterhouseCoopers LLP with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

              (h) With respect to the letter referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter (the "bring-down letter"), in form and substance satisfactory to the Representatives, addressed to the Underwriters and the Company dated such Delivery Date (i) confirming that they are independent certified public accountants within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of PricewaterhouseCoopers LLP with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

              (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date and delivered on behalf of the Company, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating, in form and substance satisfactory to the Representatives that:

                   (i) The representations, warranties and agreements of the
              Company in Section 1 are true and correct as of the date given and as of such Delivery Date;

              and the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(m) have been fulfilled; and

                   (ii) Such officers have carefully examined the Registration
              Statement and the Prospectus and, in their opinion (A) as of the Effective Date, and as of the Delivery Date, the Registration Statement and Prospectus did not include any untrue statement of any material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

              (j) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus or in the documents incorporated therein by reference, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (k) Subsequent to the execution and delivery of this Agreement
         (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

              (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, or the effect of international conditions on the financial markets in the United States shall be such, as to make it in the case of (iii) or (iv), in the sole judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (m) The New York Stock Exchange shall have approved the Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

         8.   Indemnification and Contribution.

              (a) The Company and the Significant Subsidiary shall jointly and severally indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Significant Subsidiary shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Significant Subsidiary shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e); provided further, that the indemnification contained in this paragraph (a) with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any officers or employees of any Underwriter or of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or action arising from the sale of Stock by such Underwriter to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and the Underwriter sold Stock to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Underwriter on a timely basis to permit such sending or giving. The foregoing indemnity agreement is in addition to any liability which the Company or the Significant Subsidiary may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

              (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the officers and employees of the Company, each of the directors of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director of the Company, officer of the Company or controlling person of the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or
         (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director of the Company, officer of the Company or controlling person of the Company for any legal or other expenses reasonably incurred by the Company or any such director of the Company, officer of the Company or controlling person of the Company in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director of the Company, officer of the Company, employee of the Company, or controlling person of the Company.

              (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel, it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 8 consist of any Underwriters or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or any of the Company's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or
         (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

             (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company or the Significant Subsidiary on the one hand and the Underwriters on the other from the offering of the Stock or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Significant Subsidiary, on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Significant Subsidiary, on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company or the Significant Subsidiary, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Significant Subsidiary or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Significant Subsidiary and information supplied by the Company shall also be deemed to have been supplied by the Significant Subsidiary. The Company, the Significant Subsidiary and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this
         Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

              (e) The Underwriters severally confirm and the Company and the Significant Subsidiary acknowledge that the statements with respect to the public offering of the Stock by the Underwriters in the fourth, seventh, eighth, fourteenth, fifteenth and nineteenth paragraphs and the second and third sentences of the sixteenth paragraph under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         9.   Defaulting Underwriters.

              If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to such Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company and the Significant Subsidiary will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

              Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(j), 7(k) or 7(l), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

         11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company and the Significant Subsidiary will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Significant Subsidiary shall pay the full amount thereof to the Representative(s). If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company and the Significant Subsidiary shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 790 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department (Fax: (212) 526-3633), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 790 Seventh Avenue, New York, NY 10019; and

              (b) if to the Company or to the Significant Subsidiary, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
         Attention: Christopher C. Cambria (Fax: 212-805-5494);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Significant Subsidiary and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Underwriters and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Significant Subsidiary and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

         15. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act Rules and Regulations.

         16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature pages follow]

         If the foregoing correctly sets forth the agreement among the Company, the Significant Subsidiary and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        L-3 COMMUNICATIONS HOLDINGS, INC.,
                                        the Company


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

                                        L-3 COMMUNICATIONS CORPORATION,
                                        the Significant Subsidiary


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

Accepted:

LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
SG COWEN SECURITIES CORPORATION

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

         By: LEHMAN BROTHERS INC.


         By:
            -------------------------------------
            Authorized Representative

                                   SCHEDULE 1

                                                           NUMBER OF
UNDERWRITERS                                                SHARES
------------                                                ------
Lehman Brothers Inc................................        4,200,000
Credit Suisse First Boston Corporation                     2,520,000
Bear, Stearns & Co. Inc. ..........................        2,520,000
Merrill Lynch, Pierce, Fenner & Smith                      1,540,000
    Incorporated...................................
SG Cowen Securities Corporation....................        1,540,000
Goldman, Sachs & Co. ..............................          560,000
Salomon Smith Barney Inc. .........................          560,000
Wachovia Securities, Inc. .........................          560,000

    Total..........................................       14,000,000
                                                          ==========

                        FORM OF LOCK-UP LETTER AGREEMENT



LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
SG COWEN SECURITIES CORPORATION
As Representatives of the
   several Underwriters



c/o LEHMAN BROTHERS INC.
790 Seventh Avenue
New York, NY  10019


Ladies and Gentlemen:


         The undersigned understands that you and certain other firms propose to enter into an underwriting agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (collectively, the "Underwriters") of shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of L-3 Communications Holdings, Inc. (the "Company") and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable or exercisable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 90 days after the date of the final Prospectus relating to the Offering, except in each case for transactions with any person other than the Company relating to shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock acquired in open market transactions after the completion of the Offering, and except for the sale by Mr. Lanza of up to an aggregate of 500,000 shares of Common Stock or the sale by Mr. LaPenta of up to an aggregate of 500,000 shares of Common Stock, in each case at any time and from time to time beginning on date of the Prospectus (as defined in the Underwriting Agreement).

         In furtherance of the foregoing, the Company and EquiServe Trust Company, N.A., as the transfer agent (the "Transfer Agent") are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from any obligations under this Lock-Up Letter Agreement. In addition, this Agreement shall lapse and become null and void if the Offering shall not have occurred on or before July 15, 2002.

         The Underwriters and/or the Company will immediately notify the undersigned if any Lock-Up Letter Agreement is modified, amended, waived or terminated in a manner so as to impose less stringent restrictions upon the person to which such Lock-Up Letter Agreement applies as well as the nature of any such modification, amendment, waiver or termination and this Lock-Up Letter Agreement shall be deemed to have been modified, amended, waived or terminated in the same manner as of the same effective date and time.

         The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                     Very truly yours,




                                     By:
                                        ----------------------------------
                                        Name:
                                        Title:

Dated:
      ----------------------

                                    EXHIBIT A

                   FORM OF SIMPSON THACHER & BARTLETT OPINION



                                                June 28, 2002



LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SG COWEN SECURITIES CORPORATION
   and the other Underwriters named in the
   Underwriting Agreement referred to below
c/o Lehman Brothers Inc.
   790 Seventh Avenue
   New York, New York 10019


Ladies and Gentlemen:


                  We have acted as counsel to L-3 Communications Holdings, Inc., a Delaware corporation (the "Company"), in connection with the purchase by you of an aggregate of 14,000,000 shares of Common Stock, par value $.01 per share (the "Shares"), of the Company from the Company pursuant to the Underwriting Agreement dated June 24, 2002 among the Company, L-3 Communications Corporation, a Delaware corporation ("L-3 Communications"), Lehman Brothers Inc. and the other several underwriters named therein (the "Underwriting Agreement"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Underwriting Agreement.

                  We have examined the Registration Statement on Form S-3 (File No. 333-84826) filed by the Company, L-3 Communications and the additional registrants named therein under the Securities Act of 1933, as amended (the "Securities Act"), as it became effective under the Securities Act (the "Registration Statement") and the Company's prospectus dated June 20, 2002, as supplemented by the prospectus supplement dated June 24, 2002 (the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company and L-3 Communications for the fiscal year ended December 31, 2001, as amended by the Company's and L-3 Communications' Annual Report on a Form 10-K/A-1 filed on June 19, 2002, the Current Reports on Form 8-K of the Company and L-3 Communications filed on March 22, 2002, April 24, 2002 and June 19, 2002 and the Quarterly Report on Form 10-Q of the Company and L-3 Communications for the quarter ended March 31, 2002 (each, an "Exchange Act Document" and collectively, the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We have also examined a specimen certificate representing the Common Stock of the Company. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals or duplicates or certified or conformed copies of such corporate records, agreements, documents and other instruments and such certificates or comparable documents or oral statements of public officials and of officers and representatives of the Company and L-3 Communications, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. Our opinion that the Registration Statement has been declared effective under the Securities Act is based on oral advice from the staff of the Commission.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

                  1. Each of the Company, L-3 Communications and the Company's subsidiaries listed on Schedule A hereto (each, a "Subsidiary" and collectively, the "Subsidiaries") (other than L-3 Communications Integrated Systems LP (the "LP")) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has all corporate power and authority necessary to conduct its respective businesses as described in the Registration Statement and the Prospectus.

                  2. The LP has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, and has all limited partnership power and authority necessary to conduct its business as described in the Registration Statement and the Prospectus.

                  3. All of the outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable; all of the Shares to be sold by the Company have been duly authorized and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable; all of the issued shares of capital stock of L-3 Communications and each Subsidiary (other than the LP) have been duly and validly authorized and issued, are fully paid and non-assessable (except for directors' qualifying shares); and, based solely on an examination of each such Subsidiary's stock ledger and minute books, all such shares are held of record by the Company or one of its subsidiaries.

                  4. The Registration Statement has become effective under the Securities Act and the Prospectus was filed on June 25, 2002 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

                  5. The statements made in the Prospectus under the captions "Risks Related to Our Common Stock - Delaware law and the charter documents of L-3 Holdings may impede or discourage a takeover, which could cause the market price of its shares to decline," and "Description of Capital Stock", insofar as they describe charter documents, contracts, statutes, rules and regulations and other legal matters, constitute an accurate summary thereof in all material respects.

                  6. The statements made in the Prospectus under the caption "Certain U.S. Federal Tax Consequences to Non-U.S. Holders", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                  7. To our knowledge, there are no contracts or documents of a character required by the Securities Act or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required by the Securities Act or the rules and regulations thereunder.

                  8. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and L-3 Communications.

                  9. The issue and sale of the Shares being delivered by the Company and the compliance by the Company and L-3 Communications, as applicable, with all of the provisions of the Underwriting Agreement will not breach, or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement nor will such actions violate the Certificate of Incorporation or By-Laws of the Company, L-3 Communications or the Subsidiaries (other than the LP) or, in the case of the LP, the Limited Partnership Agreement dated February 22, 2002, between L-3 Communications AIS GP Corporation and L-3 Communications Investments, Inc., or any federal or New York statute or the Delaware General Corporation Law or the Delaware Revised Uniform Limited Partnership Act or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or the Delaware Revised Uniform Limited Partnership Act or any order known to us issued pursuant to any federal or New York statute or the Delaware General Corporation Law or the Delaware Revised Uniform Limited Partnership Act by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or the Delaware Revised Uniform Limited Partnership Act or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law or the Delaware Revised Uniform Limited Partnership Act is required for the issue and sale of the Shares by the Company, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The opinions set forth in this paragraph are based upon our consideration of only those statutes, rules and regulations, which, in our experience, are normally applicable to securities underwriting transactions.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs (5) and (6) above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the Company, with representatives of PricewaterhouseCoopers LLP and with counsel to the Underwriters. We did not prepare the Exchange Act Documents. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of June 24, 2002, complied as to form when filed in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that we express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) as of June 24, 2002 and as of the date hereof, contained as of such date or contains any untrue statement of a material fact or omitted as of such date or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                  We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, Delaware General Corporation Law and the Delaware Revised Uniform Limited Partnership Act.

                  This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.



                                       Very truly yours,



                                       SIMPSON THACHER & BARTLETT

                                   SCHEDULE A



Henschel Inc., a Delaware corporation
Hygienetics Environmental Services, Inc., a Delaware corporation
KDI Precision Products, Inc., a Delaware Corporation
L-3 Communications AIS GP Corporation, a Delaware corporation
L-3 Communications Aydin Corporation, a Delaware corporation
L-3 Communications ESSCO, Inc., a Delaware corporation
L-3 Communications ILEX Systems, Inc., a Delaware corporation
L-3 Communications Investments, Inc., a Delaware corporation
L-3 Communications SPD Technologies, Inc., a Delaware corporation
L-3 Communications Integrated Systems LP, a Delaware limited partnership MPRI, Inc., a Delaware corporation
Pac Ord Inc., a Delaware corporation
Power Paragon, Inc., a Delaware corporation
SPD Electrical Systems, Inc., a Delaware corporation
SPD Holdings, Inc., a Delaware corporation
SPD Switchgear Inc., a Delaware corporation